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                                                                    Exhibit 10.5

                         TECHNOLOGY HOMES WIRING SYSTEMS
                               SERVICES AGREEMENT


         THIS TECHNOLOGY HOMES WIRING SYSTEMS SERVICES AGREEMENT ("Agreement") made and entered into this 17th day of November, 1999, by and between ARVIDA/JMB PARTNERS, a Florida general partnership ("Arvida") whose address is 1205 Arvida Parkway, Weston, Florida 33327, and INTEGRATED HOMES OF FLORIDA, INC., a Florida corporation, whose address is Boca Corporate Plaza, 1801 Clint Moore Road, Suite 204, Boca Raton, Florida 33487 ("Integrated").

                                    AGREEMENT

         FOR AND IN CONSIDERATION OF the mutual covenants set forth below, Arvida and Integrated hereby agree as follows:

         1. General. Integrated shall install a structured wiring system in homes to be built by Arvida in Weston as designated by Arvida during the term of this Agreement. The structured wiring system shall be in accordance with the Arvida's specifications and pricing for residential low voltage specification ("Structured Wiring System") as set forth on EXHIBIT "A" attached hereto and made a part hereof.

Integrated shall install a security wiring system, as applicable, in homes to be built by Arvida in Weston as designated by Arvida during the term of this Agreement. The security wiring system shall be in accordance with the Arvida's specifications and pricing for such security wiring system ("Security Wiring System") as set forth on EXHIBIT "A-1" attached hereto and made a part hereof.

Integrated's Services and Additional Integrated's Services shall collectively be referred to herein as Integrated's Services.

         2.       Obligations of Integrated and Arvida.

                  I.       Obligations of Integrated

                           A.       Integrated's Services.

                                    (i)      Integrated shall be responsible for
installing the Structured Wiring System and the Security Wiring System, as applicable, in homes to be built by Arvida in Weston as designated by Arvida during the term of this Agreement ("Integrated's Services").


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equipment for such Arvida Technology Sales Centers shall be completed within ten
(10) working days after Arvida makes the Arvida Technology Sales Centers available to Integrated. Integrated shall provide furniture and staff as Arvida deems necessary to properly operate the Arvida Technology Sales Centers.
Pursuant to Article 3 of this Agreement, Integrated shall, at its own cost and expense, maintain insurance coverage for any occurrences in connection with the use of the Arvida Technology Sales Centers. Such equipment to be installed in the Arvida Technology Sales Centers shall be as set forth on EXHIBIT "D-1" attached hereto and made a part hereof.

                                    b.       Integrated shall install, at its
sole cost and expense, equipment in the model homes, as set forth on EXHIBIT "D", attached hereto and made a part hereof ("Technology Model Homes"). Integrated's installation of equipment for such Technology Model Homes shall be completed within ten (10) working days after Arvida makes the Technology Model Homes available to Integrated. Integrated shall provide furniture and staff as Arvida deems necessary to properly operate the Technology Model Homes. Pursuant to Article 3 of this Agreement, Integrated shall, at its own cost and expense, maintain insurance coverage for any occurrences in connection with the use of the Technology Model Homes. Such equipment to be installed in the Technology Model Homes shall be as set forth on EXHIBIT "D-1" attached hereto and made a part hereof. At the time the respective Technology Model Homes are placed on the market for sale, Arvida shall agree to the reasonable cost of the equipment, which such equipment cost shall not exceed $4,000 for the Aspen model and $13,000 for both the Estes model and the Eagle model (which are located in the Parcel 26 model trap).

                           C.       Integrated's Monitoring Security System
Contract. Integrated shall not enter into a monitoring security system contract directly with home buyers for future monitoring services, until after the closing of title of the home for such respective home buyer ("Monitoring Security System Contract"). Integrated shall, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless Arvida, and its affiliated companies, partners, successors, assigns, heirs, legal representatives, devisees, officers, directors, shareholders, employees, insurers and agents (herein collectively called "Indemnitees") from and against all claims, demands, actions, liens, compensatory damages, punitive damages, liability, costs, expenses, and attorneys' fees of any nature, kind or description of any person or entity, directly or indirectly arising out of, caused by, or resulting from (in whole or in part): (i) Integrated's services performed under the Monitoring Security System Contract; or (ii) any act, omission or negligence of Integrated under the Monitoring Security System Contract. Integrated acknowledges that this indemnification provision is a significant part of the inducement for Arvida to enter into this Agreement.


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                           D.       Integrated's Warranty. Unless otherwise
provided elsewhere in this Agreement, all materials and equipment incorporated into any installation covered by this Agreement shall be new and, where not specified, of the most suitable grade of their respective kinds for their intended use, and all workmanship shall be in accordance with construction practices acceptable to Arvida. Integrated warrants to Arvida all equipment, materials and labor furnished or performed under this Agreement against defects in materials and workmanship (unless furnished by Arvida), for a period of one
(1) year or longer as required under ss.718.302, Florida Statutes, and Integrated further warrants to Arvida those warranties which Integrated otherwise warrants to others and the duration of such warranties, as provided by Florida law, including ss.718.302, F.S., unless longer guarantees or warranties are provided for elsewhere in the specifications (in which case the longer periods of time shall prevail) from and after issuance of the certificate of occupancy regardless of whether the same were furnished or performed by Integrated or by any of its subcontractors of any tier. Upon receipt of written notice from Arvida of any defect in any such equipment, materials or labor during the applicable warranty period, the affected item or parts thereof shall be repaired or replaced by Integrated at a time acceptable to Arvida and the respective home buyer; provided, however, all repairs shall be commenced within twenty-four (24) hours and Integrated shall complete the repairs at the earliest possible time. Integrated shall ensure that warranty work complies with the requirements of this Agreement, and any applicable specifications. All costs incidental to such repair or replacement, including the removal, replacement and reinstallation of equipment and materials necessary to gain access, shall be borne by Integrated. Should Integrated fail to promptly make the necessary repair and replacement Arvida may perform or cause to be performed the same at Integrated's expense. Integrated shall be liable for the satisfaction and full performance of the warranties as set forth herein.

         II.      Obligations of Arvida.

                  Arvida's shall be responsible for the following:

                           (i)      Arvida shall provide, as its sole cost and
expense, electrical power, heat, air conditioning and finished floors and walls in the Arvida Technology Sales Centers.

                           (ii)     Arvida shall Provide access to Integrated's
staff to the Arvida Technology Sales Centers and the Technology Model Homes.

                           (iii)    Arvida shall provide adequate roads and
walk-ways for delivery of materials, equipment and supplies to the Technology Sales Centers and the Technology Model Homes.

                           (iv)     Coordination with Integrated in the
Presentation of the Technology Home Package Options;


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                           (v)      Coordination of Arvida's business unit's
construction superintendent with Integrated in connection with the installation of the Technology Home Package Options; and

                           (vi)     Coordination with follow-up meetings with
the home buyers concerning installation and operation of the Technology Home Package Options.

         3.       Insurance.

                  3.1. Integrated shall, at its own cost and expense, maintain insurance coverage as described below:

                  3.1.1. Commercial General Liability Insurance and Comprehensive Automobile Liability Insurance for liability from damages because of injuries, including death, suffered by persons and for damage to property arising from Integrated's operations under this Agreement in limits of not less than Two Million and 00/100 Dollars ($2,000,000.00) per occurrence or combined single limit, as designated by Arvida. Insurance furnished by Integrated under this Agreement will include broad form contractual liability insurance and coverage for independent contractors and completed operations. The policy or policies will be endorsed to include Arvida as an additional insured, and will state that the insurance is primary insurance as regards to any other insurance carried by Arvida.

                  3.1.2. Worker's compensation insurance as required by applicable law and employer's liability insurance with minimum limits of One Million Dollars and 00/100 ($1,000,000.00) per occurrence with respect to any employee not covered by worker's compensation.

                  3.1.3. All insurance coverages required by this Agreement shall be issued by companies with an A-VIII rating or better in the Best Guide and on forms acceptable to Arvida, shall name Arvida as an additional insured, and shall be written on an occurrence basis, and shall provide that the coverage thereunder may not be reduced or canceled unless thirty (30) days prior written notice thereof is furnished to Arvida. Certificates of Insurance or copies of policies shall be furnished to Arvida upon execution of this Agreement.

                  3.1.4. Integrated hereby agrees that in any insurance policy procured by Integrated on its own account the policy will contain a waiver of any right of subrogation by the insurance carrier against Arvida, its respective agents, servants, and employees.


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         4.       Payments.

                  A.       Payment for Integrated's Services.

                           (i)      Subject to the terms, conditions and
requirements set forth in this Agreement, Arvida agrees to pay Integrated for Integrated's complete performance of installing the Structured Wiring System, as installed pursuant to the amounts stated as "Arvida Structured Wiring Pricing", as set forth on EXHIBIT "F" attached hereto and made a part hereof. Payment to Integrated for the Structured Wiring System shall be pursuant to EXHIBIT "E" attached hereto and made a part hereof. Arvida herein reserves the right to amend this EXHIBIT "E", or hold payments in accordance with this Agreement.

                           (ii)     Subject to the terms, conditions and
requirements set forth in this Agreement, Arvida agrees to pay Integrated for Integrated's complete performance of installing the Technology Home Package Options, as installed pursuant to the amounts stated on the "Package Cost & Retail Pricing", as set forth on EXHIBIT "B", attached hereto and made a part hereof. Payment to Integrated for the Technology Home Package Options shall be pursuant to EXHIBIT "E", attached hereto and made a part hereof. Arvida herein reserves the right to amend this EXHIBIT "E", or hold payments in accordance with this Agreement.

                           (iii)    Subject to the terms, conditions and
requirements set forth in this Agreement, Arvida agrees to pay Integrated for Integrated's complete performance of installing the Security Wiring System, as installed pursuant to the amounts stated as "Arvida Security Wiring Pricing", as set forth on EXHIBIT "F", attached hereto and made a part hereof.

         5. Severability. If any one or more provisions of this Agreement or in any instrument or other document delivered pursuant to this Agreement, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the validity, legality, and enforceability of the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is invalid, or unenforceable shall not be affected or impaired thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         6. Performance of Integrated's Services. This Agreement is for the personal services of Integrated and shall actually be performed by Integrated and its designated staff and installation crew. If in the performance of Integrated's Services herein, Integrated requires the assistance of subcontractors, then Integrated shall inform Arvida as to the portion of such Integrated's Services that will be performed by individuals other than Integrated and Integrated shall request Arvida's prior written consent thereto.


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         7.       Arbitration. Without limiting the operation of this Agreement,
Integrated and Arvida agree to submit any disputes arising under this Agreement to non-binding mediation; provided, that applicable statute of limitations will be tolled during the pendency of such mediation. In the event Arvida and Integrated cannot in good faith agree on a mediator within fifteen (15) days of the request of either party for mediation, or, if the parties remain in dispute following mediation, any such dispute will be resolved by binding arbitration by the American Arbitration Association. There shall be no interruption of such Integrated's Services pending the arbitration. It is agreed that the initiation or continuance of a proceeding already initiated by Integrated is expressly conditioned upon such non-interruption of Integrated's performance and the arbitrators' jurisdiction shall be limited accordingly. The parties consent that any arbitration may be consolidated with any other arbitration concerned with any project or contract to which Arvida or Integrated is a party and that a dispute shall not be submitted to such binding arbitration if there are any third parties who are not subject to such binding arbitration but who are proper parties to such dispute.

         8. Arvida's Cancellation. Notwithstanding anything to the contrary contained herein, Arvida reserves the right at any time, in its sole and absolute discretion, to cancel this Agreement by notice to Integrated setting forth a date for the ending of this Agreement not less than thirty (30) days from the date of service of the notice. In that circumstance, Arvida's liability shall be to pay for the reasonable value of labor and materials, as determined by Arvida, already procured by Integrated (provided such materials have been installed in the Arvida Technology Sales Centers and the Technology Model Homes, or if such materials are not installed in the Arvida Technology Sales Centers, the Technology Model Homes, then if such materials are transferred to Arvida) up to the effective date of cancellation was given, less payments already made to Integrated. Any termination under this Article shall not impair or affect Article 7 or Article 11 hereof.

         9. Notice. No notice or other communication will be deemed given unless sent in any of the manners, and to the persons, specified in this Agreement. All notices and other communications hereunder will be in writing and will be deemed given: (a) upon receipt if delivered personally [unless subject to clause (b)] or if mailed by registered or certified mail, (b) at noon on the date after dispatch if sent by overnight courier, or (c) upon the completion of transmission (which is confirmed by telephone or by a statement generated by the transmitting machine) if transmitted by telecopy or other means of facsimile which provides immediate or near immediate transmission to compatible equipment in the possession of the recipient, in any case to the parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as will be specified by like notice):


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if to Integrated:

                    Integrated Homes of Florida, Inc.
                    Attn. Philip W. Sergeant, President
                    Boca Corporate Plaza
                    1801 Clint Moore Road, Suite 204
                    Boca Raton, Florida 33487
                    Telecopy Number: (561) 338-6401
                    Confirmation Number: (561) 395-7424

if to Arvida:       Tom Siegel/Kevin Grossman
                    ARVIDA/JMB Partners
                    1205 Arvida Parkway
                    Weston, Florida 33327
                    Telecopy Number: (954) 389-2975
                    Confirmation Number: (954) 384-3026

with a copy to:     Ms. Renee M. Wilmot
                    Senior Counsel
                    ARVIDA/JMB Partners
                    1205 Arvida Parkway
                    Weston, Florida 33327
                    Telecopy Number: (954) 349-2571
                    Confirmation Number: (954) 349-8189

         10. Promotion. Integrated will not use Arvida's or any of Arvida's affiliates' names, marks, logos or other designations for any reason (including, without limitation, advertising, publicity and promotional materials) without Arvida's express prior written consent in each instance, and all such names, marks, logos and other designations of Arvida will at all times be and remain the sole and exclusive property of Arvida.

         11.      Default.

                  11.1 In connection with Integrated's performance of Integrated's Services under this Agreement, if Integrated fails to perform the Integrated's Services, or to comply with any time or performance standards, pursuant to this Agreement, or to maintain the insurance required by this Agreement, or to withhold any taxes or contributions required by federal or state law, or if Integrated breaches any other provision of this Agreement or any provision of any other contract or agreement between Arvida and Integrated, Arvida may declare Integrated in default of this Agreement and exercise its rights under this Agreement.

                  11.2 In the event of a default or breach of this Agreement by Integrated, in addition to, and without limitation or prejudice to, any other rights or remedies of Arvida hereunder, at law or in equity, Arvida at its option may:


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                  11.2.1   instruct Integrated to re-perform at no additional
                           cost to Arvida such Integrated's Services that do not conform with this Agreement;

                  11.2.2 upon three (3) day's written notice terminate Integrated's Services hereunder and:

                           11.2.2.1 take possession of all of Integrated's
                                    original Integrated's Services product;
                                    and/or

                           11.2.2.2 complete the Integrated's Services of
                                    Integrated by whatever reasonable method
                                    Arvida deems expedient.

                  11.2.3 withhold, or seek reimbursement for, any payment to Integrated on account of any default or breach by Integrated hereunder to the extent Arvida deems necessary to protect Arvida from loss or claims or to secure re-performance of nonconforming Integrated's Services.

         12. Ownership of Deliverables. Integrated hereby expressly assigns to Arvida all of Integrated's right, title and interest in and to all Deliverables. For the purposes of this Agreement, the term "Deliverables" means all Integrated's Services product produced by or for Integrated pursuant to or in connection with this Agreement, including, without limitation, all plans, drawings, designs, specifications, systems, reports, data, materials, models, prototypes, ideas, concepts, methodologies, know-how, information, knowledge, software, source code, object code, programs, studies, techniques, procedures, methods, processes, formulae, inventions, improvements, sketches, documents, diagrams, graphs, charts, notes, writings, discoveries, models, flow charts and research. All Deliverables shall be and at all times remain the sole and exclusive property of Arvida. All Deliverables will be, where applicable, considered "works made for hire" as provided by applicable law. Integrated will mark all Deliverables with Arvida's copyright or other proprietary notice as directed by Arvida and will take all actions deemed necessary by Arvida to perfect Arvida's rights therein. The provisions of this Article shall survive the expiration or termination of this Agreement.

         13. Confidentiality. All information, materials or documents in any way regarding or relating to Arvida or any of its affiliates or their respective businesses including, without limitation, any information requested by or provided to Integrated and all information developed or obtained by Integrated (collectively, "Arvida Information"): (i) shall be and at all times remain the sole and exclusive property of Arvida, (ii) shall not be used by Integrated for any reason or purpose except in direct connection with Integrated's performance of Integrated's Services; and (iii) shall not, without the express prior written consent and approval of Arvida, be disclosed in whole or in part to any person or entity. Integrated acknowledges that money damages would be an inadequate remedy for the


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injuries and damage that would be suffered by Arvida in the case of Integrated's breach of this Article. Therefore, Arvida, in addition to any other remedies it may have at law or in equity, will be entitled to injunctive relief to enforce the provisions of this Article. Integrated's duties and obligations under this Article shall survive the termination or cancellation of this Agreement for any reason. Integrated's liability for any breach of this Article shall not be subject to any limitation of liability provision contained elsewhere in this Agreement.

         14. Indemnity. To the fullest extent permitted by applicable law, Integrated agrees to indemnify, defend and hold harmless Arvida, and its affiliated companies, partners, successors, assigns, heirs, legal representatives, devisees, officers, directors, shareholders, employees, insurers and agents (herein collectively called "Indemnitees") from and against all claims, demands, actions, liens, compensatory damages, punitive damages, liability, costs, expenses, and attorneys' fees of any nature, kind or description of any person or entity, directly or indirectly arising out of, caused by, or resulting from (in whole or in part): (i) Integrated Services performed hereunder; or (ii) any act, omission or negligence of Integrated. Integrated acknowledges that One Hundred and 00/100 U.S. Dollars ($100.00) of the Integrated Services Fee is given by Arvida and accepted by Integrated as specific consideration for the indemnification provided for in this Agreement, and further acknowledges that this indemnification provision is a significant part of the inducement for Arvida to enter into this Agreement.

         15.      General.

                  15.1 Effect of Payment. No payment made under this Agreement will be conclusive evidence of the performance of this Agreement by Integrated, either wholly or in part, and no payment will be construed to be an acceptance of, or to relieve Integrated of liability for, Integrated's failure to perform its duties and obligations under this Agreement in accordance with the terms of this Agreement.

                  15.2 Governing Law. This Agreement and the respective rights and obligations of the parties hereto will be governed and construed in all respects in accordance with the laws of the State of Florida.

                  15.3 Independent Contractor. Integrated will at all times be an independent contractor and nothing in this Agreement will at any time be construed so as to create the relationship of employer and employee, principal and agent, partnership or joint venture between Integrated and Arvida. Integrated acknowledges that it will have no authority to bind Arvida to any contractual or other obligation.

                  15.4 Non-Waiver of Rights. All rights available to either party under this Agreement or any other document delivered hereunder or in connection herewith, or allowed it by law or equity, are and will be cumulative and may be exercised separately or concurrently and from time to time without waiver of any other remedies. No party hereto will be deemed to waive any right, power or privilege under this Agreement unless such


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waiver is expressed in a written instrument signed by the waiving party. The failure of any party hereto to enforce any provision of this Agreement will in no way be construed as a waiver of such provision or a right of such party to thereafter enforce such provision or any other provision of this Agreement.

                  15.5 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, representations, proposals, discussions and communications, whether oral or in writing, between the parties with respect to the subject matter of this Agreement. EXHIBITS "A", "A-1", "B", "C", "D", "D-1", "E" AND "F", to this Agreement are is hereby incorporated into this Agreement in their entirety by this reference. This Agreement may not be amended or modified in any manner except by a written agreement executed by each of the parties hereto.

                  15.6 Invalidity. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this Agreement will remain in full force and effect and will be binding upon the parties hereto.

                  15.7 Headings. The enumeration and headings contained in this Agreement are for convenience of reference only and will not control or affect the meaning or interpretation of any of the provisions of this Agreement.

                  15.8 Jury Trial. THE PARTIES HERETO HEREBY KNOWINGLY AND VOLUNTARILY WAIVE THEIR RIGHT, IF ANY, WHICH EITHER OR BOTH OF THEM WILL HAVE TO RECEIVE A TRIAL BY JURY WITH RESPECT TO ANY CLAIMS, CONTROVERSIES OR DISPUTES WHICH WILL ARISE OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF.

                  15.9 Limitation of Liability. UNDER NO CIRCUMSTANCES WILL ARVIDA BE LIABLE TO INTEGRATED IN CONNECTION WITH THIS AGREEMENT FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

                  15.10 Number and Gender. Where appropriate to the construction hereof, the singular and plural number, and the masculine and feminine gender, shall be interchangeable.

                  15.11 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the signature pages, and this Agreement may be executed by the affixing of the signature of each of the parties hereto to any of such counterpart signature pages; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.


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                  15.12    Assignment. This Agreement shall be binding upon the
successors and assigns of Arvida. This Agreement is for the personal services of Integrated and may not be assigned by Integrated, nor shall it be assignable by operation of law without the prior written consent of Arvida, which consent Arvida may withhold in its sole and absolute discretion. Arvida may assign or transfer its rights and obligations related to or arising out of this Agreement.

                  15.13 Time. Time is of the essence with respect to all matters contained in this Agreement.

                  15.14 Attorneys' Fees and Costs. In the event of any litigation between the parties arising out of or relating to this Agreement, the prevailing party shall be entitled to recover all costs incurred and reasonable attorneys' fees, including attorneys' fees in all investigations, trials, bankruptcies and appeals.

         IN WITNESS WHEREOF, Arvida and Integrated have caused this Agreement to executed by and through their authorized representatives as of the day and year first set forth above.

                                    ARVIDA:

                                    ARVIDA/JMB PARTNERS, a Florida general
                                    partnership

                                    By:      Arvida/JMB Managers Inc.,
                                             a Delaware corporation,
                                             as general partner

                                    By: /s/ George E. Casey, Jr.
                                        -----------------------------
                                    Name: George E. Casey, Jr.
                                    Title: Vice President
                                    Date:  November 17, 1999


                                    INTEGRATED:

                                    INTEGRATED HOMES OF FLORIDA, INC., a
                                    Florida corporation


                                    By:  /s/ Philip W. Sergeant
                                        -----------------------------
                                        Name:  Philip W. Sergeant
                                        Title: President
                                        Date:  November 5, 1999


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                                   EXHIBIT "A"

                            STRUCTURED WIRING SYSTEM


The Structured Wiring System shall incorporate the following:

                  i.       a central wiring distribution panel;

                  ii. home run and labeled category 5, four pair and RG-6 cabling plus two dual outlets in each bedroom;

                  iii. one quad outlet and one dual outlet in the media room and the home office; and

                  iv.      a dual outlet in the kitchen.

Additionally, as part of the Structured Wiring System, "Future Proofing" wiring will be installed in accordance with the Broadband Specification.

The four (4) "Future Proofing" wires shall be installed and labeled, which shall include the following:

                  i. a wire in conduit from the panel into the attic space;

                  ii.      a wire to the security panel;

                  iii.     a wire to the electrical service panel; and

                  iv.      a wire to the thermostat.


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                                    Exhibit A

                            [INTEGRATED HOMES LOGO]


                         Structured Wiring Spec Level II

- UStec FX100 Panel
- UStec FX210 Module
- UStec 410 Cover
- 2 Quad Port Phone/Data/Video Jacks
- Dual Port Phone/Video Jacks in all other locations
- Expansion Possibilities inside Panel
- Best Standard Locations for "future proofing"

INTEGRATED HOMES                   Exhibit A
Basic Structured Wiring / Security Installation

                              SCOPE OF INSTALLATION

     WISED STRUCTURED WIRING

                                                                                                        TBG "Low Voltage"
                                                     notes             FULL   PARTIAL  MINIMUM            Guidelines
Central Distribution Panels (CDP)

UStec FX-100/410/TG8.1AR
         Dimensions 14.5" x 22" x 3.5"                                  X                                   Requires
         4 lines in- 8 TV out, 12 telephones out                        X                                   Exceeds

UStec FX-100/210/410
         Dimensions 14.5" x 22" x 3.5"                                           X                          Requires
         2 lines in- 4 TV out, 6 telephones out                                  X                          Exceeds

AMP 14" Panel
         Dimensions 14.25" x 14"x 4"                                                      X
         2 lines in- 4 TV out, 6 telephones out                                           X                 Exceeds

Embedded Non-GFI 110VAC outlet                                          X        X                          Requires
Accommodates Cable modem                                                X        X                          Requires
Accommodates ethernet hub                                               X        X                          Requires
Accommodates video amplifier                                            X        X        X                 Requires
Upgradeable for future applications                                     X        X        X                 Requires
Installed in climate controlled location               1                X        X        X                 Requires

WIRES AND CABLING
CAT 5 twisted pair                                                      X        X        X                 Requires
RG-6 coaxial (dual shield)                                                       X        X                 Requires
RG-6 coaxial (tri/quad shield)                                          X                                  Recommends
No hard fasteners/staples/hex crimps only                               X        X                          Requires
6" separation from 110VAC                                               X        X        X                 Requires
Routed separately from 110VAC                                           X        X        X                 Requires
Common sheath                                          2                                                   Recommends
Penetrate firewalls via EMT                                             X        X        X                 Requires

CABLING DISTRIBUTION (RUNS)
NIDs to Wised service panel                                             X        X        X                 Requires
Conduits from NIDs to, CDP, to ceiling                 3                                                    Requires
Home run to all modular jacks                                           X        X        X                 Requires
Extra 18" CAT 5 coil each outlet                                        X        X        X                 Requires
Exit house at NIDs, 30" of extra cabling                                X        X        X                 Requires
Additional "futureproof runs" package                  4                X                                   Requires
Security system pre-wire                               5                                                    Requires

MODULAR JACKS (OUTLETS)
DUAL modular (phone/data, video/data)                  6                                                    Exceeds
Locations:                 Kitchen                                      1        1        1                Recommends
                 Family/media room                                      1        1        1                Recommends
                      Each bedroom                                      1        2        2                Recommends
                       Home office                                      1        1        1                Recommends
QUAD modular (2 x phone/data, 2 x video, data)         7                                                    Exceeds
                 Family/media room                                      X        2        1                 Exceeds
Custom 6 port modular jacks                            8                                                    Exceeds
"Universal" jacks (2 minimum)                                           2        X        X                 Requires
Single data/voice jacks (2 minimum)                   11                2        X        X                 Requires

                                  EXHIBIT "A-1"

                             SECURITY WIRING SYSTEM

                                   Exhibit A-1

                                                     notes             FULL   PARTIAL  MINIMUM
COREACT Security System
NAPCO Gemini GEM-1632                                  9                X        X
NAPCO Gemini GEM-P8OO                                  9                                  X
Battery back up (4 amp-hour)                                                              X
Battery back up (7 amp-hour)                                            X        X                          Requires
Additional keypad pre-wire 8 wire/22 guage                              X        X                          Requires
6 detection zones (minimum)                                             X        X        X                 Exceeds
PLC interface                                                           X        X        X                 Requires
On same non-GFI circuit as low voltage                                  X        X                          Requires
Minimum one motion detector                                             X        X        X                 Requires
Minimum one interior siren                                              X        X        X                 Requires
Sensors; all A/C movable openings                                       X        X        X                 Requires
Doors wired with independent homeruns                                   X        X        X                 Requires
Window openings looped (same room)                                      X        X        X                 Requires
Sensors venting capability                                              X                                   Requires
4 wire/22 gauge for switches & sensors                                  X        X        X                 Requires
Telephone interface (RJ31X)                                             X        X        X                 Requires
Panel co-located with CDP (16")                                         X        X        X                 Requires
Conduit between security/CD Panels                    10                                                    Requires
Lockable panel                                                          X        X                          Requires

Notes
1     Recommend location, master bedroom closet co-located with security panel
2     Common sheath cabling available but not necessary
3 Runs are not normally routed via conduits. Labor/material not justified for application.
4 Unterminated CAT 5 runs to vicinity of thermostat, 110VAC service panel, security panel
5     Standard only when contracted for security monitoring
6 Contains 1 home run CAT 5 for phone or data, and 1 home run RG-6 for video or data
7 Contains 2 home runs CAT 5 for phone or data, and 2 home runs RG-6 for video or data
8     Modular custom outlets of up to 6 positions can be accommodated
9     Includes 1 digital keypad, transformer, panel and interior siren
10    Supplied if contracted for security system installation
11    Dual jacks exceed TBG guidelines

                                ARVIDA'S WESTON

                        ARVIDA STRUCTURED WIRING PRICING


BUSINESS UNIT #1

PRODUCT           SERIES                                   ARVIDA PRICE        ARVIDA PRICE
Town Homes......  San Mateo    Model            Floors     STRUCTURED WIRE     SECURITY      The following is the standard
                               Andros             2             $570             $655        Structured Wiring Package for
                               Bahia              2             $570             $655        ALL WESTON HOMES:
                               Cordoba            2             $570             $655
                               Dorado             2             $590             $655
                               Dorado end         2             $590             $655        1 QUAD AND 1 DUAL IN MEDIA/
                               Ensenada           2             $600             $655        FAMILY ROOM.
                               Ensenada Elite     2             $600             $655        1 QUAD AND 1 DUAL IN HOME
                                                                                             SUITABLE FOR HOME OFFICE)
                                                                                             OFFICE (OR BEDROOM

Duplex.........   Celestial
                               Aries              1             $570             $655        1 DUAL IN KITCHEN
                               Borealis           1             $590             $655
                               Borealis(25)       1             $590             $655        2 DUALS IN EACH BEDROOM
                               Columbia           1             $590             $655
                               Electra            1             $590             $655        PHONE: 4 INCOMING LINES FOR
                               Orion              1             $590             $655        USE WITH VOICE, DATA, FAX -
                               Polaris            1             $590             $655        (10 DEDICATED, LIVE
                                                                                             CONNECTIONS BEFORE UP-GRADE)
Single Family...  Palm
                               Alexander          1             $590             $655        CABLE: 4 LIVE OUTLETS -
                                                                                             ALL OTHERS ARE WIRED BUT

                               Canary             1             $590             $655        NOT CONNECTED. LIVE OUTLET
                               Foxtail            1             $590             $655        #5 AND UP WILL REQUIRE
                               Royal              2             $590             $655        A VIDEO AMPLIFIER.

                               Sabal              2             $600             $655        SPEC HOMES ARE $150.00
                               Windmill           2             $600             $655        MORE FOR STRUCTURED WIRING.
                                                                                             SECURITY IS OPTIONAL IN BU#1


BUSINESS UNIT #2

PRODUCT           SERIES

Single Family...  Arbor                     STRUCTURED WIRE         SECURITY

                        Aspen          2    $660                    $870           The following is the standard
                        Birch          1    $645                    $870           Structured Wiring Package for
                        Cassia         1    $660                    $870                  ALL WESTON HOMES:
                        Fir            1    $660                    $870
                        Maple          2    $660                    $870
                        Poplar         2    $660                    $870         1 QUAD AND 1 DUAL IN MEDIA/FAMILY ROOM.
                        Sycamore       2    $740                    $870         1 QUAD AND 1 DUAL IN HOME OFFICE (OR BEDROOM
                                                                                 SUITABLE FOR HOME OFFICE)


Single Family...  Flora

                        Alamanda       1    $640                    $870         1 DUAL IN KITCHEN
                        Bougainvillea  1    $640                    $870
                        Clover         1    $640                    $870
                        Daffodil       2    $640                    $870         2 DUALS IN EACH BEDROOM
                        Fuschia        2    $740                    $870
                        Gladiola       2    $740                    $870         PHONE: 4 INCOMING LINES FOR USE
                        Heather        2    $740                    $870         WITH VOICE, DATA, FAX-(10 DEDICATED, LIVE
                        Jasmine        2    $740                    $870         CONNECTIONS BEFORE UP-GRADE)
                        Lilly          2    $760                    $870
                                                                                 CABLE: 4 LIVE OUTLETS-ALL OTHERS
                                                                                 ARE WIRED BUT NOT CONNECTED.
Single Family...   Audubon                                                       LIVE OUTLET #5 AND UP WILL REQUIRE
                                                                                 A VIDEO AMPLIFIER.
                        Crane          1    $740                    $475
                        Dove           1    $740                    $475
                        Eagle          1    $760                    $475
                        Heron          1    $760                    $475         SPEC HOMES ARE $150.00 MORE FOR STRUCTURED
                        Jacana         2    $740                    $475
                        Kestrel        2    $740                    $475         SECURITY IS STANDARD IN THE AUDUBON
                        Lark           2    $760                    $475         SERIES, OPTIONAL IN ALL OTHER BU2 SERIES.
                        Mallard        2    $740                    $475
                        Nightingale    2    $740                    $475
                        Sandpiper      2    $760                    $475

BUSINESS UNIT #3

------------------------------------------------------------------------------------------------------------------------------------
PRODUCT              SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                   MODEL       FLOORS    STRUCTURED        SECURITY
                                                           WIRE
Single Family......  Lake Ridge
                                   Brighton       1         $740              $475     The following is the standard
                                   Chelsea        1         $660              $475     Structured Wiring Package for
                                   Chelsea Alt    1         $740              $475           ALL WESTON HOMES:
                                   Hampton        1         $660              $475
                                   Windsor        2         $740              $475
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1 QUAD AND 1 DUAL IN MEDIA/FAMILY ROOM.
Single Family....... Hunters Pointe                                                    1 QUAD AND 1 DUAL IN HOME OFFICE (OR
                                   Ainsley        1         $645              $475     BEDROOM SUITABLE FOR HOME OFFICE)
                                   Beechwood      1         $660              $475
                                   Fairmont       1         $740              $475     1 DUAL IN KITCHEN
                                   Fairmont Ext   1         $740              $475
                                   Courtland      1         $740              $475     1 DUAL IN KITCHEN
                                   Glendale 1     2         $660              $475
                                   Glendale 2     2         $740              $475     2 DUALS IN EACH BEDROOM
                                   Heatherglen    2         $660              $475
                                   Heatherglen 2  2         $740              $475     PHONE: 4 INCOMING LINES FOR USE
                                   Heatherglen 3  2         $740              $475     WITH VOICE, DATA, FAX-(10 DEDICATED, LIVE
                                                                                       CONNECTIONS BEFORE UP-GRADE)
------------------------------------------------------------------------------------------------------------------------------------
Single Family....... Victoria Pointe
                                   Ashby          1         $660              $475     CABLE: 4 LIVE OUTLETS -- ALL OTHERS
                                   Alto           2         $760              $475     ARE WIRED BUT NOT CONNECTED.
                                   Bryant         1         $740              $475     LIVE OUTLET #5 AND UP WILL REQUIRE
                                   Carlton        1         $660              $475     A VIDEO AMPLIFIER.
                                   Charlotte      1         $740              $475
                                   Concord        2         $740              $475     SPEC HOMES ARE $150.00 MORE FOR STRUCTURED
                                   Crystal        2         $760              $475
                                   Denton         2         $740              $475     SECURITY IS STANDARD IN BU#3.
                                   Estes          2         $740              $475
                                   Eaton          2         $760              $475
                                   East Bay       2         $760              $475
                                   Fairview       2         $740              $475
                                   Florence       2         $740              $475
                                   Francis        2         $760              $475
                                   Holden         1         $760              $475

------------------------------------------------------------------------------------------------------------------------------------
Single Family......  Victoria Isle
                                   Melrose        1         $660              $475
                                   Mystic         1         $740              $475
                                   Olympia        1         $645              $475
                                   Osceola        2         $760              $475
                                   Sanibel        2         $660              $475
                                   Sawyer         2         $760              $475

------------------------------------------------------------------------------------------------------------------------------------
Single Family......  The Retreat
                                   Augusta 44     1         $660              $475
                                   Augusta 55     1         $740              $475
                                   Grd. Cyp 44    1         $660              $475
                                   Grd. Cyp 54    1         $740              $475
                                   Gr. Cy 44-21   2         $760              $475
                                   Gr. Cy 44-32   2         $760              $475
                                   St. Andrews    1         $660              $475
                                   St. And. Exp.  1         $740              $475
                                   Turnberry      1         $740              $475
                                   Turn. Ultra    1         $660              $475

------------------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT "B"


                        TECHNOLOGY HOME PACKAGE OPTIONS

                                   EXHIBIT B

                ARVIDA'S WESTON - PACKAGE COST & RETAIL PRICING


           ARVIDA
PAK-#       PART#                 TYPE OF SYSTEM/ITEM                 Selling     Sell %     Retail    Specials   Footnotes
-----      ------  ----------------------------------------------   ----------   -------     ------    --------   ---------
                   A. Structured Wiring Systems

AA-1-10            Clear Cover for IH Central Distribution Panel    $    62.00    37.1%    $    85.00
AA-1-4-AW          Upgrade Panel to 4 line/12 Phone (surge)/8
                      Video (amplified)                             $   725.00    22.2%    $   886.00
AA-1-5             Upgrade Panel to 4 line/12 Phone (surge)/8
                      Video/4 Ethernet                              $   825.00    21.1%    $   999.00
AA-1-7             Upgrade Panel to 4 line/8 Phone/8 Video
                      (amplified)                                   $   375.00    20.0%    $   450.00
A-1                Additional Modular Dual Wall Plate-Assembly      $    80.00   100.0%    $   160.00
A-2                Additional Modular Quad Wall Plate-Assembly      $   135.00    77.8%    $   240.00
A-2A               Modular Quad Wall Plate-Upgrade from Standard
                      Dual                                          $    80.00   100.0%    $   160.00
A-2B               Modular Custom Wall Plate (6 Jacks)              $   180.00    38.9%    $   250.00
A-4                Front Entranceway B/W Camera                     $   455.00    20.9%    $   550.00
A-5                Front Entranceway Color Camera                   $   536.00    27.8%    $   685.00
A-8                Ball Camera-B/W with modulator                   $   455.00    20.9%    $   550.00
A-8A               Additional Ball Camera-B/W with modulator        $   430.00    20.9%    $   520.00
A-9                Ball Camera-Color with modulator                 $   645.00    20.2%    $   775.00
A-9A               Additional Ball Camera-Color with modulator      $   625.00    19.2%    $   745.00
A-10               Whole House Infrared Remote Target               $    75.00    20.0%    $    90.00
A-10-2             Whole House Infrared Remote Repeater/Emitter     $    35.00    28.6%    $    45.00
A-10A              AUDIO/Video Modulator 2 sources (Amplified)      $   370.00    20.3%    $   445.00
A-10B              AUDIO/Video Modulator 4 sources (Amplified)      $   530.00    18.9%    $   630.00
A-11               Computer Networking Hub -- 4 Port Ethernet
                      (stand-alone)                                 $   130.00    30.8%    $   170.00
A-12               Wall Mounted -- Telephone Wall Plate             $    50.00   100.0%    $   100.00
A-13               Outside weather-proof Wall Plate for TV          $    85.00    23.5%    $   105.00
A-14               Caller ID Overlay System                         $   145.00    34.5%    $   195.00
A-16               Video 2 source to 6 zone Amplifier
                      (stand-alone)                                 $   195.00    25.6%    $   245.00
A-19               Video 3 source to 8 zone Amplifier
                      (stand-alone)                                 $   242.00    21.9%    $   295.00

                   B. Security Systems                                                                 Promotional
                                                                                                         Discount

BA-1-AW#1          Security System 1000/ 8 zone                     $   655.00    59.5%    $ 1,045.00               for item BA-1
                                                                                                                    -AW#1 15 Amp
                                                                                                                     Outlet
BA-1-AW#2          Security System 2000/ 8 zone                     $   870.00    42.5%    $ 1,240.00               for item BA-1
                                                                                                                    -AW#2 15 Amp
                                                                                                                     Outlet
BA-1-AW#3          Security System 3000/16 zone                     $   475.00             $     0.00               for item BA-1
                                                                                                                    -AW#3 15 Amp
                                                                                                                     Outlet
B-1-AW#1           Additional digital Keypad
                      (for 8 Zone System)                           $   140.00    71.4%    $   240.00
B-1-AW#3           Additional digital Keypad
                      (for 16 zone system)                          $   155.00    65.2%    $   256.00
B-2                Homegate Key Chain & RF
                      Receiver -- Assembly                          $   275.00    20.0%    $   330.00
B-2-3              Relay for Garage Door Opener operation           $    55.00    18.2%    $    65.00
B-3                Additional remote control/ key fob
                      (for B-2)                                     $    80.00    50.0%    $   120.00
B-4                Wizard II Telephone Remote System Access         $   190.00    55.3%    $   295.00
B-5                EVA Electronic Voice Annunciator                 $    90.00   111.1%    $   190.00
B-6                Smoke Detector                                   $   100.00    25.0%    $   125.00
B-7                Glass Break Audio Discriminator/sensor           $    95.00    26.3%    $   120.00
B-8                Motion Sensor (70 x 60 PIR)                      $    95.00    26.3%    $   120.00
B-9                X-10 Activation Module -- Receiver Switch        $    95.00    21.1%    $   115.00
B-9-2              X-10 Activation Module Interface Kit             $    90.00    33.3%    $   120.00
B-10-1             Axis 200+ Web Camera (Single)                    $ 1,085.00    21.2%    $ 1,315.00
B-10-2             Axis 240 Web Camera Server (for Four
                       cameras)                                     $ 1,152.00    21.1%    $ 1,395.00
B-10-3             Axis 2400 Web Video Camera Server
                       (for Four cams)                              $ 1,559.00    25.6%    $ 1,958.00
B-11               Exterior Siren                                   $   100.00    35.0%    $   135.00

                   D. Distributed Audio Systems

D-1                Premiere Package w/speakers -- Assembly
                        (2 Rooms)                                   $   540.00    20.4%    $   650.00
D-2-AW             Supreme Package w/speakers -- Assembly
                        (2 Rooms)                                   $ 1,825.00    21.1%    $ 2,210.00
D-3-AW             Elite Package w/speakers -- Assembly
                        (4 Rooms)                                   $ 4,850.00    22.9%    $ 5,960.00
D-3PP              Elite Plus Package w/speakers -- Ass.
                        (8 Rooms) plus Features                     $10,850.00    21.2%    $13,150.00
D-10               Elite (basic) IR Upgrade package                 $   585.00    25.6%    $   735.00
D-3-11             Programmable Learning Remote                     $   125.00    24.0%    $   155.00
D-4                Premiere per room expansion w/vol. control       $   260.00    19.2%    $   310.00
D-4A               Supreme per room expansion w/vol. control        $   310.00    19.4%    $   370.00
D-4B               Elite per four room expansion w/vol. control     $ 4,500.00    22.1%    $ 5,495.00
D-11-1             Source Control Learning Keypad for Elite
                        (PR-4Z)                                     $   265.00    22.6%    $   325.00
D-11-2             Source Control Learning Keypad for Supreme
                        (4 zone)                                    $   275.00    21.8%    $   335.00
D-11-3             Source Control Learning Keypad for Supreme
                        (6 zone)                                    $   275.00    21.8%    $   335.00
D-5                Speaker Upgrade -- Premiere to Supreme
                        (per room)                                  $    55.00    36.4%    $    75.00
D-6                Speaker Upgrade -- Supreme to Elite
                        (per room)                                  $   155.00    35.5%    $   210.00
D-7                Speaker Craft Outdoor Speakers -- upgrade
                        (per pair)                                  $   310.00    16.1%    $   360.00
D-8                JBL Outdoor Speakers -- upgrade (per pair)       $   355.00    18.3%    $   420.00

                                                                       EXHIBIT B

PAK-#   ARVIDA PART #         TYPE OF SYSTEM/ITEM           Selling    Sell %     Retail     Specials   Footnotes
-----   -------------         -------------------         ----------   ------   ----------   --------   ---------
D-9-1                   Pro Omni, Green Outdoor Can
                         Speaker - upgrade (per pair)     $   245.00    24.5%   $   305.00
D-9-2                   Granite River Rock Plus Outdoor
                          Speaker - upgrade each          $   345.00    24.3%   $   429.00

                        F. Home Theater Packages
F-1                     Grand Package Monitor/Surround    $ 3,658.00    19.1%   $ 4,358.00
F-1A                    JBL, "Simply Cinema" Speakers
                          Stands per pair                 $    55.00    18.2%       $65.00
F-1B                    MTX, 6.5" Ceiling Speaker,
                          35 Watt RMS per pair            $   195.00    17.9%      $230.00
F-2                     Premier Package Monitor/Sound     $ 4,670.00    15.1%   $ 5,375.00
F-2A                    JBL, "Simply Cinema" Speakers
                          Stands per pair                 $    55.00    18.2%   $    65.00
F-2B                    MTX, 6.5" Ceiling Speaker,
                          35 Watt RMS per pair            $   195.00    17.9%   $   230.00
F-3                     Supreme Package Monitor/
                          Surround                        $ 6,120.00    16.4%   $ 7,125.00
F-4                     Elite Package Monitor/
                          Surround                        $ 8,210.00    15.0%   $ 9,445.00
F-4A-2                  32" ProScan Stand                 $   320.00    20.3%   $   385.00

                        F. Big Screen Theater Packages

F-5-10                  Premiere Big Screen Package       $ 4,000.00    25.3%   $ 5,010.00              for item F-5-10 - 15 Amp
                                                                                                          Outlet
F-5-10SS                Premiere Big Screen Package
                          with surround sound &
                          sources                         $ 6,230.00    17.3%   $ 7,310.00              for item F-5-10SS - 15 Amp
                                                                                                          Outlet
F-5-20                  Supreme Big Screen Package        $ 5,000.00    20.2%   $ 6,010.00              for item F-5-20 - 15 Amp
                                                                                                          Outlet
F-5-20SS                Supreme Big Screen Package
                          with surround sound &
                          sources                         $ 7,895.00    17.2%   $ 9,255.00              for item F-5-20SS - 15 Amp
                                                                                                          Outlet
F-5-30                  Elite Big Screen Package          $ 5,950.00    17.8%   $ 7,010.00              for item F-5-30 - 15 Amp
                                                                                                          Outlet
F-5-30SS                Elite Big Screen Package
                          with surround sound &
                          sources                         $11,695.00    19.8%   $14,010.00              for item F-5-30SS - 15 Amp
                                                                                                          Outlet
F-8                     Recessed Rear Speakers
                          (additional cost per pair)      $   260.00    30.8%   $   340.00

                        F. Multi Media Packages

F-9-1                   Personal Interactive
                          Television Receiver - 30 hr.    $   999.00    25.1%   $ 1,250.00
F-9-2                   Personal Interactive
                          Television Receiver - 14 hr.    $   555.00    22.5%   $   680.00


                        G. Intercoms
G-1                     M&S Integrated / Intercom
                          Systems - Assembly              $   525.00    54.3%   $   810.00              for item G-1 - 15 Amp Outlet
G-2                     M&S Outdoor Speaker w/Music
                          Scan - Assembly                 $   120.00    45.8%   $   175.00
G-3                     M&S Indoor Speaker w/Music
                          Scan - Assembly                 $    70.00    42.9%   $   100.00
G-4                     M&S Front Door Speaker w/Bell
                          Button - Assembly               $    95.00    31.6%   $   125.00              for item G-4 - Remove Front
                                                                                                          Door Bell
G-5                     M&S Cassette Player - Assembly    $   330.00    25.8%   $   415.00
G-6                     M&S 6-Compact Disc Player -
                          Assembly                        $   650.00    24.6%   $   810.00


                        H. Telephones
H-1                     KSU Switch Station-3 Lines/8
                          Ext (Expand. to 6 x 24)         $   650.00    31.2%   $   853.00              for item H-1 - 15 Amp Outlet
H-2                     Basic Per/Phone                   $   110.00    31.8%   $   145.00
H-3                     LCD Speaker Phone Per/Phone       $   175.00    20.0%   $   210.00
H-4                     Intercom Station (2/System)       $    80.00    18.8%   $    95.00              for item H-4 - Remove Front
                                                                                                          Door Bell
H-5                     Intercom Adaptor (1/System)       $    95.00    15.8%   $   110.00
H-6                     Cordless Phone/Intercom
                          w/Answering & 1st handset       $   395.00    26.3%   $   499.00
H-7                     Cordless Phone/Intercom
                          System with first handset       $   255.00    23.5%   $   315.00
H-8                     Cordless Phone - additional
                          Handset                         $   138.00    15.2%   $   159.00
H-9                     Cordless Phone/Intercom
                          w/Answering & 1st Handset
                          B&W                             $   255.00    19.6%   $   305.00
H-10                    Cordless Phone/Intercom System
                          with first handset B&W          $   219.00    21.0%   $   265.00
H-11                    Cordless Phone - additional
                          Handset B&W                     $   115.00    17.4%   $   135.00

                        I. Distributed Audio - Pre-wire
I-1                     Two Room Audio Pre-wire           $   250.00    50.0%   $   375.00
I-2                     Additional Room Pre-wire (2 room
                          min.)                           $   165.00    54.5%   $   255.00

                        J. Home Theater - Pre-wire
J-1                     Home Theater Pre-wire             $   190.00    18.4%   $   225.00
J-2                     Sub-Woofer Pre-wire Jack Plate    $    90.00    50.0%   $   135.00
J-3                     Projector/Screen Pre-wire         $   210.00    52.4%   $   320.00

                        K. Central Vacuum System
K-3                     M&S No. 3500 Upgrade              $    90.00    16.7%   $   105.00
K-4-1                   M&S Upgrade - Powerhead &
                          Hose, Tool Kit                  $   400.00    15.0%   $   460.00

K-4-2                   M&S Standard Electric
                          Powerhead & Tool Kit            $   365.00    15.1%   $   420.00
K-4-3                   M&S Value Electric
                          Powerhead & Tool Kit            $   335.00    16.4%   $   390.00
K-5                     M&S Turbo Air Driven Brush -
                          Assembly                        $   120.00    16.7%   $   140.00
K-6                     M&S Deluxe Garage/Car Tool Kit    $    90.00    16.7%   $   105.00
KK-1-AW#1               Central Vac 3 Inlet - M&S
                          AV2500                          $   715.00    46.9%   $ 1,050.00              for item KK-1-AW#1 - 15 Amp
                                                                                                          Outlet
KK-2-AW#2               Central Vac 4 Inlet = M&S
                          AV2500                          $   770.00    45.5%   $ 1,120.00              for item KK-2-AW#2 - 15 Amp
                                                                                                          Outlet
KK-4-AW#2               Central Vac 5 Inlet = M&S
                          AV2500                          $   815.00    52.1%   $ 1,240.00              for item KK-4-AW#2 - 15 Amp
                                                                                                          Outlet
KK-5-AW#3               Central Vac 6 Inlet = M&S
                          AV2500                          $   845.00    55.6%   $ 1,315.00              for item KK-5-AW#3 - 15 Amp
                                                                                                          Outlet

                                   EXHIBIT B

PAK #    ARVIDA PART #           TYPE OF SYSTEM/ITEM                SELLING   SELL %    RETAIL   SPECIALS          FOOTNOTES
------   -------------           -------------------               ---------  ------    ------   --------  ------------------------
                        N. ENTRYWAY SYSTEMS
                        -------------------
N-1                     Front Door Color Camera System             $2,650.00   17.0%   $3,100.00           for Item N-1 - Remove
                                                                                                           Front Door Bell
N-3                     Desk Mount For Color Monitor               $   95.00   15.8%   $  110.00
N-4                     Desk Mount For Handset                     $  120.00   16.7%   $  140.00
N-5-B                   Complete Audio Only Entryway System        $  295.00   18.6%   $  350.00           for item N5-B - Remove
                                                                                                           Front Door Bell
N-2                     Extra Handset (Phone) Standard White       $   75.00   26.7%   $   95.00
N-6                     Video Door & Telephone System (B&W)        $  665.00   18.8%   $  790.00           for item N-6 - Remove
                                                                                                           Front Door Bell
N-6B                    Weather-Resistant Outdoor Camera (B&W)     $  420.00   17.9%   $  495.00
N-7                     Front Door / Telephone Intercom            $  475.00   18.9%   $  565.00           for item N-7 - Remove
                                                                                                           Front Door Bell

                        O. HOME MANAGEMENT SYSTEMS
                        --------------------------
O-1                     Omni System Complete w/2 Keypads/ Thermo/  $1,425.00   26.0%   $1,795.00           for item O-1 - 15 Amp
                                                                                                           Outlet
O-1-1                   Additional Omni Thermostat                 $  257.00   14.8%   $  295.00
O-1-2                   Additional Omni Keypad                     $  268.00   15.3%   $  309.00
O-1-3                   Outside Temp Sensor (optional)             $  206.00   14.1%   $  235.00
O-2                     (First) (O&A) Light Dimmer                 $  435.00   12.4%   $  489.00
O-2-2                   (Additional) (O&A) Light Dimmers           $  145.00   20.7%   $  175.00
O-2-3                   (O&A) Relay Switches                       $  138.00   21.7%   $  168.00
O-2-4                   (O&A) Scene Switches                       $  185.00   21.6%   $  225.00
O-3                     Aegis Upgrade from Omni System             $  895.00   21.2%   $1,085.00
O-3-1                   (Additional) Aegis Thermostat              $  257.00   14.8%   $  295.00
O-3-2                   (Additional) Aegis Keypad                  $  325.00   18.5%   $  385.00
                                                                                       $  160.00
                        FOOTNOTES
                        ---------
         355114         *Customer requires Dedicated 20 Amp Outlet

                                  EXHIBIT "C"


                       WORK AUTHORIZATION PURCHASE ORDER

WESTON, FL 33327                                                       EXHIBIT C
(305) 384-3030


APPROVED
FOR       DRAW
PAYMENT:  COMPLETE:                                                                        AMOUNT
--------  ---------                                                                        ------
13066     Lot/B1 006 02 PINE R VILLA

          Shell Contract

________  ________  P.O.#-Draw:      169578-  1   SLAB                                    2,378.55

________  ________  P.O.#-Draw:      169578-  2   MASONRY                                 2,378.55

________  ________  P.O.#-Draw:      169578-  3   TIE BEAM                                3,171.40

________  ________  P.O.#-Draw:      169578-  4   ROOF                                    7,611.36

________  ________  P.O.#-Draw:      169578-  5   FLATWORK                                  632.14

                                                         BASE CONTRACT AMOUNT:           15,857.00

COLORS/UPGRADES/CREDITS:

               STRUCTURE Two (2) care garage option                                         315.00

                                                         TOTAL UPGRADES:                    315.00
                                          (Upgrade Total included in last (final) draw.)

                                                                   GRAND TOTAL:          16,172.00

IMPORTANT:    PRIOR TO COMMENCEMENT OF WORK, MAKE SURE THERE ARE NO UPDATES TO
              THIS PURCHASE ORDER.

              This purchase order is subject to all conditions of subcontract and addendums. A complete and notarized release of lien form must be attached when submitted for payment.

                                  EXHIBIT "D"


                        ARVIDA TECHNOLOGY SALES CENTERS


                                      AND


                             TECHNOLOGY MODEL HOMES

                                 EXHIBIT "D-1"


          EQUIPMENT TO BE INSTALLED IN ARVIDA TECHNOLOGY SALES CENTERS


              EQUIPMENT TO BE INSTALLED IN TECHNOLOGY MODEL HOMES

                                    Exhibit D

                     ARVIDA WESTON - ASPEN TECHNOLOGY HOUSE

COM-#      TYPE OF SYSTEM / ITEM                                  QUANTITY     PRO. / PART #           SUPP. / MANUF.
--------------------------------------------------------------------------------------------------------------------------
                A. WISED - STRUCTURED WIRING SYSTEMS

           Enclosure
AA-1-1     UStec Cabinet                                             1          FX-100                UStec / UStec
AA-1-2     UStec Cover (Metal)                                       1          FX-410                UStec / UStec
AA-1-3B    UStec Basic Service Module                                1          UX-220                UStec / UStec
AA-1-2A    Clear UStec Cover                                         1          FX-400C               UStec / UStec
           ? Port Network Hub                                        1          ?                     ?
AA-1-5     Ustec Complete Demo Unit                                  1          TGS800DEMO            UStec / UStec
A-5-1      Front Door camera - Color "Cat Cam"                       1          9520                  ADI / Channel Plus
A-5-2      Video Modulator, 1 Audio+ 1Video In X 1 F-Conn. Out                   Included              ADI / Channel Plus
           Clear Lens                                                1          2522                  ADI / Channel Plus
A-9-1      Room Cameras - Color "Ball Camera"                        2          GBC-BC-935C           ADI / GBC
A-9-2      Video Modulator, 1 Audio+1 Video In X 1 F-Conn. Out       ?          MM70                  NetMedia
           Caller ID Overlay System                                  2          CTV1                  NetMedia

                        B. COREACT - SECURITY

BA         SECURITY SYSTEM
BA-1-1     Security Panel Kit with transformer (Napco)               1          NA-GEMP1632INPK       ADI / Napco
           Includes - Panel, Transformer, & Key Pad
           Digital Keypad                                            1          NA-GEMRP3DGTL         ADI / Napco

BC-1       Battery back-up                                           1          YA-NP412              ADI
B-2-1      (2) Homegate Key Chain Remotes (@36.25)                   1          NA-GEMKEYFOB          ADI / Napco
B-2-2      RF Receiver for Wireless Remote                           1          NA-GEMRCVR8           ADI / Napco

B-4        Wizard II Telephone interface                             1          NA-WIZARD II          ADI / Napco
B-5        EVA Electronic Voice Annunciator                          1          NA-GEMEVAI            ADI / Napco
B-8        Motion Sensor (70 x 60 PIR)                               1          NA-PIR1 II 710        ADI / Napco

                                    Exhibit D-1

COM-#                   TYPE OF SYSTEM / ITEM                                  QUANTITY     PRO. / PART #      SUPP. / MANUF.
-----------------------------------------------------------------------------------------------------------------------------
B-10-1            Axis 200+ Web Camera (Single)                                    1         200+              ADI/AXIS

                  C. TELEVISIONS - ALL COLOR

                  Philips 13" (Kitchen) Color TV                                   1         13PT30B           Just in Time

                  D. AUROUND - DIST. AUD. SYSTEMS

D-3-3             Russound 6 Zone 4 Source Controller/ Amplifier                   1         CA6.4             Russound
D-3-4             Russound CA6.4 Learning Keypad                                   1         CA6.4L-RN         Russound

D-7-1             (2) Speaker Craft, Outdoor 2-Way Speaker                       1 Pair      ASM90811          Speaker Craft

                  6.1 CRS Round Speakers, 5 -60 Watts                            6 Pair      ASM90620          Speaker Craft

                  F. THEXTRE -- HOME THEATER

F-1-1             JBL, "Simply Cinema" Home Entertainment System                   1         JBL ESC333        ADI / JBL
                  Gateway Destination, 35.5" Monitor                               1                           Gateway
F-4-2             Gateway Destination, DVD, CD, PC                                 1                           Gateway
F-3-2             Sony CD / DVD Player                                             1         DVP-C650          Brandsmart
F-3-3             Sony Audio Video Control Center                                  1         STR-DE935         Brandsmart
F-3-5             Sony HI-FI VCR                                                   1         SLV-779HF         Brandsmart
F-3-6             (4) Sound Dyn, 2 Way Speaker (Stand or Shelf Mounted)            1         RTS-3             Hot Distrib.
F-3-6-A           (2) Euro Foundation 30" Black-Stand 4 Front Speakers             1         SANEF30           Hot Distrib.
F-3-7             (1) Sound Dyn, 2 Way Vented, Shielded Center Channel             1         RTSC-2            Hot Distrib.
F-3-8             (1) Sound Dyn, Active Vented Box 10" Subwoofer System            1         RTS 1000          Hot Distrib.
F-3-4             Sony 5 CD Changer                                                1         CDP-CE335         Brandsmart

                  H. TELEPHONES

                  Siemens Gigaset 2402                                             1         2402              Target Distributors
                  Siemens Gigaset 2420                                             1         2420              Target Distributors

                                    Exhibit D-1

COM-#            TYPE OF SYSTEM / ITEM                                QUANTITY         PRO. / PART #     SUPP. / MANUF.
------------------------------------------------------------------------------------------------------------------------
                             ENTRYWAY SYSTEMS

           COMPONENT PROPOSAL ON 4 INTERNAL/1 EXTERNAL AUDIO INTERCOM SYSTEM

N-2        Siedle - Extrat Handset (Phone) Standard White                4?             HTS711-01             Siedle
N-4        Siedle - Desk Mount For Handset                               2              ZT711-0/4W            Siedle
           Siedle - Desk Mount Junction Box                              2              AD711-0/4             Siedle
N-5-B      Siedle - Audio Entryway Intercom                              1              CTB711-2              Siedle
           Siedle - Audio Entryway Intercom Cover (White)                1              CTB711-0W             Siedle
           Siedle - 23.3VDC. 12VAC Power Supply                          1              NG602-1
           Siedle - Group Controller                                     1              GC602

                              G. INTERCOMS

G-1-1      M&S Intercom Systems Display Panel                            1                                    M&S Systems

                        O.  HOME MANAGEMENT SYSTEMS

O-1        Aegis Complete System                                         1              AEG200-MH             HSP, Inc
           Aegis Transformer                                             1              AEGXFRMR              HSP, Inc
           Aegis Battery                                                 1              AEGBAT                HSP, Inc
           Aegis Flush Voice Console keypad                              1              AEGOONFV              HSP, Inc
           Aegis Speaker                                                 1              MP111                 HSP, Inc
           Aegis Speaker Driver                                          1              MPI-35F               HSP, Inc
O-1-1      Thermostat                                                    1              HAIRC80               HSP, Inc
O-1-2      Additional Keypad                                             1              HAI11A00-1A           HSP, Inc
O-1-3      Outside Temp Sensor (optional)                                1              HAI14A00              HSP, Inc
O-2        (First) Light Dimmer                                         15              HSP363143-01          HSP, Inc
O-2-1      Lighting Interface Module                                                    HSP363440-02          HSP, Inc
O-2-3      Relay Switches                                                               HSP363142-01          HSP, Inc
O-2-4      Scene Switches                                                               HSPSCENE-01           HSP, Inc
O-2-5      RS232 Interphase Card                                                        HSP10A17-1            HSP, Inc

                                    Exhibit D-1

COM-#            TYPE OF SYSTEM / ITEM                                QUANTITY         PRO. / PART #      SUPP. / MANUF.
------------------------------------------------------------------------------------------------------------------------
                     Q. PERSONAL COMPUTER SYSTEMS

Q-1        Apple - iMac 333Mhz Computer (Lime)                            1               IMAC              Club Mac
Q-2        Zoom Cam USB for Mac - Model 1596                                              ZOOMCAM           Club Mac
           Epson Stylus Color Printer 740i (iMac Lime)                                    E047107           Club Mac

                     R. AUTOMATIC DRAPERIES

R-1        Silhouette Motorized Control Window Shadings                                                     Hunter Douglas

                                   Exhibit D-1

                        ARVIDA - DOVE TECHNOLOGY CENTER

COM-#     TYPE OF SYSTEM / ITEM                                    QUANTITY     PRO. / PART #         SUPP. / MANUF.      COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
          A.  WISED - STRUCTURED WIRING SYSTEMS
AA-1-1    UStec Cabinet                                                1        FX-100               UStec / UStec
AA-1-2    UStec Cover (Metal)                                          1        FX-410               UStec / UStec
AA-1-3B   UStec Basic Service Module                                   1        UX-220               UStec / UStec
AA-1-2A   Clear UStec Cover                                            1        FX400C               UStec / UStec
AA-1-5    Ustec Complete Demo Unit                                     1        TGS800DEMO           UStec / UStec

                  B. COREACRT - SECURITY

   BA     SECURITY SYSTEM
BA-1-1    Security Panel Kit: with transformer (Napco)                          NA-GEMP1632INPK      ADI / Napco
          Includes - Panel, Transformer, & Key Pad
B-1       Additional ... Digital Keypad                                         NA-GEMRP3DGTL        ADI / Napco

BC-1      Battery back-up                                                       YA-NP412             ADI
B-2-1     (2) Homegate Key Chain Remotes       (@36.25)                         NA-GEMKEYFOB         ADI / Napco
B-2-2     RF Receiver for Wireless Remote                                       NA-GEMRCVR8          ADI / Napco
B-5       EVA Electronic Voice Annunciator                                      NA-GEMEVAI           ADI / Napco

A-5-1     Front Door camera - Color "Cat Cam"                          1        9520                 ADI / Channel Plus
          Clear Lens                                                   1        2522                 ADI / Channel Plus

A-9-1     Room Cameras - Color "Ball Camera"                           1        GBC-BC-935C          ADI / GBC

B-8       Motion Sensor (70 x 60 PIR)                                  1        NA-PIR1710           ADI / Napco

          Caller ID Overlay System                                     1        CTV1                 NetMedia

               D. AUROUND - DIST. AUD. SYSTEMS

D-2-2     Russound 4 Zone 4 Source system with 4 source/vo             1        CA4.4                Russound

D-2-2A    Russound CA4.4 source/volume keypads                         0        CA4.4KP              Russound
D-11-2    Russound CA4.4 Learning Keypad                               1        CA4.4LRN             Russound
D-3-4     Russound Room Controller w/6 Function                        1        PR-4ZKP              Russound
D-3-6     Russound Paging Keypad                                       1        PR4ZPG               Russound
D-3-12    Preprogrammed and learning remote                            1        PRC-1                Russound
D-11-4    Russound Volume Control                                      1        LPT-2DU              Russound

COM-#     TYPE OF SYSTEM / ITEM                                    QUANTITY     PRO. / PART #         SUPP. / MANUF.      COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
D-3-1     (2) Speaker Craft, 8" Ceiling Speaker, 5 - 100 Watts         1        #8.2CRS              Speaker Craft
D-3-1A    (2) Speaker Craft, Ceiling Speaker Bracket                   1        BKT90681             Speaker Craft

D-4A-1    (2) MTX, 8" Ceiling Speaker, 45 Watt RMS                     1        810CM                Hot Distrib.
D-4A-1A   (2) MTX, Ceiling Speaker Bracket                             1        PCK-85C              Hot Distrib.

F-2B      (2) MTX, 6.5" Ceiling Speaker, 35 Watt RMS                   1        610CM                Hot Distrib.
          (2) MTX, Ceiling Speaker Bracket                             1        PCK-65C              Hot Distrib.

          F. THEXTRE - HOME THEATER

F-3-2     Sony CD / DVD Player                                         1        DVP-C650             Brandsmart
F-3-3     Sony Audio Video Control Center                              1        STR-DE935            Brandsmart
F-3-4     Sony 5 CD Changer                                            1        CDP-CE335            Brandsmart
F-4-4     Sony HI-FI VCR                                               1        SLV-779HF            Brandsmart
F-4       Mitsubishi, 42" Multiscan Multimedia Monitor                          AM4201R              Electrograph
F-4-2     Gateway Destination, DVD, CD, PC                                      DTV-450XL            Gateway
F-1-1     JBL, "Simply Cinema" Home Entertainment System               1        JBL-ESC333           ADI / JBL
F-2A      (2) JBL, "Simply Cinema" Speakers Stands                     1        JB-FS300BKL          ADI / JBL
F-3-6     (4) Sound Dyn, 2 Way Speaker (Stand or Shelf Mount)          1        RTS-3                Hot Distrib.
F-3-7     (1) Sound Dyn, 2 Way Vented, Shielded Center Char            1        RTSC-2               Hot Distrib.
F-3-8     (1) Sound Dyn, Active Vented Box 10" Subwoofer               1        RTS 1000             Hot Distrib.

          PROJECTORS AND PROJECTION SCREENS

F-6-6
F-6-6     Sharp - 100" Deluxe Electric Motor Down Screen               1        XS-1OOEMMR           Fine Sales
F-5-3A    Sharp - Ultra-High, DVD, PC and MacII Ready, Projector                XV-S96U              Fine Sales
F-5-3B    Sharp - Mounting Bracket For XV-Series                                AN-CM200             Fine Sales

          G. INTERCOMS

G-1-1     M&S Integrated / Intercom Systems                            1        MC602                M&S Systems
G-1-2     M&S Integrated / Intercom Mount Housing                      1        H6X                  M&S Systems
          Includes TE5 Transformer and AM/FM Antennas                                                M&S Systems
G-3-1     M&S Indoor Speaker w/Music Scan                              1        N65RS                M&S Systems
G-3-2     M&S Indoor Speaker Mount Housing                             1        NMR5                 M&S Systems
G-4
G-4-1     M&S Front Door Speaker w/ Bell Button                        1        BD3B                 M&S Systems
G-4-2     M&S Front Door Speaker Mount Housing                         1        ME3                  M&S Systems
G-4-3     M&S 3-Note Modular Door Chime for Front Bell                 1        MC3                  M&S Systems

                                  EXHIBIT D-1

COM-#     TYPE OF SYSTEM / ITEM                                    QUANTITY     PRO. / PART #         SUPP. / MANUF.      COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
          ENTRYWAY SYSTEMS

N-1       SIEDLE FRONT DOOR COLOR CAMERA SYSTEM

N-1-1     Siedle - Handset (Phone) Standard White                      1        HTS711-01            Siedle
N-1-2     Siedle - LCD Color Monitor, For Next To The Handset          1        MOC611-1             Siedle
N-1-4     Siedle - Color Camera Module For Outside The Door            1        CMC611               Siedle
N-1-5     Siedle - Speaker Amplifier and Door Bell                     1        TLM612-0             Siedle
N-1-6     Siedle - Video Relay Interface For Camera                    1        VAR602-0             Siedle
N-1-7     Siedle - Power Supply To Camera, 125V                        1        NG602-1              Siedle
N-1-10    Siedle - Mounting Frame For 2 Module Box                     1        MR611-3/1            Siedle
N-1-11    Siedle - Surface Mounting                                    1        GA611-3/1            Siedle
N-1-12    Siedle - Speaker Amplifier and Door Bell                     1        TM611-1              Siedle
N-1-13    Siedle - (2) Power Supply                                    1        NG3004               Siedle
N-3       Siedle - Desk Mount For Monitor, MOM/MOC611                  1        ZM0711-0             Siedle
N-4       Siedle - Desk Mount For Handset                              1        ZT711-0/16           Siedle

N-5-B     Siedle - Complete Audio Only Entryway System                 1        SET711-1W            Siedle
N-7
N-7A      Viking - Front Door/Telephone Interface (Inside Unit)        1        VK-C1000             ADI / Viking
N-7B      Viking - Front Door Hands Free Box (Outside Unit)            1        VK-W2000             ADI / Viking

H-1       H. Telephones

H-1       Panasonic KSU Switch Station (3 Lines/8 ext)                 1        PA-KXTA624           ADI / Panas.

          Pan. Upgraded Per/Phone, LCO Speaker Phone                   1        PA-KXT7030           ADI / Panas.

H-6       Siemens Cordless Phone/ Intercom System with Ansv            1        2420                 Target Distributors

H-7       Siemens Cordless Phone/ Intercom System with first           1        2402                 Target Distributors

          K. Central Vacuum System

K-1-1     M&S Central Vacuum 3500                                      1        AV3500               M&S / ADI

          M&S UPGRADE - POWERHEAD

K-4-1A    M&S Deluxe Electric Powerhead Carpet Brush                   1        VM454                M&S / ADI
K-4-1B    M&S Deluxe 30' Crush-Proof Hose                              1        V500PS               M&S / ADI

                                  EXHIBIT D-1

COM-#     TYPE OF SYSTEM / ITEM                                    QUANTITY     PRO. / PART #         SUPP. / MANUF.      COMMENTS
K-4-1C    M&S Cord Management Kit                                      1        CM200                M&S / ADI
K-4-1E    M7S Standard Plastic Tool Kit                                1        VMTKS                M&S / ADI

          O.  HOME MANAGEMENT SYSTEMS

O-1
O-1       Aegis System - Model Program                                          AEGIS2000-MH         HSP, Inc.
          (Additional components necessary for complete system)
          Transformer                                                           AEGXFRMR
          Battery                                                               AEGBAT
          Keypad (flush voice consule)                                          AEGCONFV
          Speaker                                                               MPI-35F
          Siren Driver                                                          MPI-11
O-1-1     Thermostat                                                   1        HAIRC80              HSP, Inc
O-1-2     Additional Keypad                                            1        HAI11A00-1A          HSP, Inc
O-1-3     Outside Temp Sensor (optional)                               1        HAI14A00             HSP, Inc
O-2       (First) Light Dimmer                                         1        HSP363143-01         HSP, Inc
O-2-1     Lighting Interface Module                                    1        HSP363440-02         HSP, Inc
O-2-4     Scene Switches                                               1        HSPSCENE-01          HSP, Inc
O-2-5     RS232 Interphase Card                                        1        HSP10A17-1           HSP, Inc
O-3       Relay switch                                                 1        HSP363142-01         HSP, Inc

          Q.  PERSONAL COMPUTER SYSTEMS
Q-1
Q-1       Apple - iMac 333Mhz Computer (Tangerine)                     1        IMAC                Club Mac
Q-2       Zoom Cam USB for Mac - Model 1596                            1        ZOOMCAM             Club Mac

                                 EXHIBIT "D-1"


               EQUIPMENT TO BE INSTALLED IN PARCEL 26 MODEL HOMES

         (THE EQUIPMENT LIST FOR THE ESTES AND THE EAGLE SHALL BE DELIVERED TO ARVIDA NOT LATER THAN THIRTY (30) DAYS PRIOR TO INSTALLATION OF THE SAME AND FIXED COSTS NOT TO EXCEED $13,000)

                                   EXHIBIT "E"

STRUCTURED WIRING PRICING
50% at completion of rough inspection
50% at completion of final inspection by Arvida

TECHNOLOGY HOME PACKAGE OPTIONS
35% at completion of rough inspection
35% at completion of final inspection by Arvida
30% at acceptance by Arvida pursuant to homeowner final sign-off

Arvida herein reserves the right to amend this EXHIBIT "E", or hold payments in accordance with this Agreement.

                                   EXHIBIT "F"

                        ARVIDA STRUCTURED WIRING PRICING

                                       AND

                         ARVIDA SECURITY WIRING PRICING

                                   Exhibit F


ARVIDA'S WESTON
                        ARVIDA STRUCTURED WIRING PRICING
BUSINESS UNIT #1

PRODUCT          SERIES                                 ARVIDA PRICE    ARVIDA PRICE
----------      ---------                              ---------------  ------------
TOWN HOMES      SAN MATEO       MODEL         FLOORS   STRUCTURED WIRE    SECURITY
----------      ---------       -----         ------   ---------------    --------
                           ANDROS               2          $570             $655        THE FOLLOWING IS THE STANDARD
                           BAHIA                2          $570             $655        STRUCTURED WIRING PACKAGE FOR
                           CORDOBA              2          $570             $655              ALL WESTON HOMES:
                           DORADO               2          $590             $655
                           DORADO END           2          $590             $655
                           ENSENADA             2          $600             $655        1 QUAD AND 1 DUAL IN MEDIA/FAMILY ROOM.
                           ENSENADA ELITE       2          $600             $655        1 QUAD AND 1 DUAL IN HOME OFFICE
                                                                                        (OR BEDROOM SUITABLE FOR HOME OFFICE)

DUPLEX          CELESTIAL

                           ARIES                1          $570             $655        1 DUAL IN KITCHEN
                           BOREALIS             1          $590             $655
                           BOREALIS(25)         1          $590             $655        2 DUALS IN EACH BEDROOM
                           COLUMBIA             1          $590             $655
                           ELECTRA              1          $590             $655        PHONE: 4 INCOMING LINES FOR USE
                           ORION                1          $590             $655        WITH VOICE, DATA, FAX-(10 DEDICATED,
                           POLARIS              1          $590             $655        LIVE CONNECTIONS BEFORE UP-GRADE)

SINGLE FAMILY   PALM                                                                    CABLE: 4 LIVE OUTLETS - ALL OTHERS
                           ALEXANDER            1          $590             $655        ARE WIRED BUT NOT CONNECTED.
                           CANARY               1          $590             $655        LIVE OUTLET #5 AND UP WILL REQUIRE
                           FOXTAIL              1          $590             $655        A VIDEO AMPLIFIER.
                           ROYAL                2          $590             $655
                           SABAL                2          $600             $655        SPEC HOMES ARE $150.00 MORE FOR
                           WINDMILL             2          $600             $655        STRUCTURED WIRING.
                                                                                        SECURITY IS OPTIONAL IN BU#1

                                                                         EXHIBIT

BUSINESS UNIT #3
PRODUCT             SERIES
-------             ------
                                                                       structured
Single Family      Lake Ridge           MODEL                floors       wire         security
-------------      ----------           -----                ------    ----------      --------

                                        Brighton                1      $      740      $    475      The following is the standard
                                        Chelsea                 1      $      660      $    475      Structured Wiring Package for
                                        Chelsea Alt             1      $      740      $    475      ALL WESTON HOMES:
                                        Hampton                 1      $      660      $    475
                                        Windsor                 2      $      740      $    475
                                                                                                      1 QUAD AND 1 DUAL I MEDIA/
                                                                                                      FAMILY ROOM. 1 QUAD AND 1 DUAL
Single Family      Hunters Pointe                                                                     IN HOME OFFICE (OR BEDROOM
                                        Ainsley                 1      $      645      $    475       SUITABLE FOR HOME OFFICE)
                                        Beechwood               1      $      660      $    475
                                        Fairmont                1      $      740      $    475      1 DUAL IN KITCHEN
                                        Fairmont E.t.           1      $      740      $    475
                                        Courtland               1      $      740      $    475      1 DUAL IN KITCHEN
                                        Glendale 1              2      $      660      $    475
                                        Glendale 2              2      $      740      $    475      2 DUALS IN EACH BEDROOM
                                        Heatherglen             2      $      660      $    475
                                        Heatherglen 2           2      $      740      $    475      PHONE: 4 INCOMING LINES FOR USE
                                        Heatherglen 3           2      $      740      $    475      WITH VOICE, DATA, FAX-(10
                                                                                                     DEDICATED, LIVE CONNECTIONS
                                                                                                     BEFORE UP-GRADE)
Single Family      Victoria Pointe
                                        Ashby                   1      $      660      $    475      CABLE: 4 LIVE OUTLETS - ALL
                                        Alto                    2      $      760      $    475      OTHERS ARE WIRED BUT NOT
                                        Bryant                  1      $      740      $    475      CONNECTED.LIVE OUTLET #5 AND UP
                                        Carlton                 1      $      660      $    475      WILL REQUIRE A VIDEO AMPLIFIER.
                                        Charlotte               1      $      740      $    475
                                        Concord                 2      $      740      $    475      SPEC HOMES ARE $150.00 MORE FOR
                                        Crystal                 2      $      760      $    475      STRUCTURED
                                        Denton                  2      $      740      $    475      SECURITY IS STANDARD IN BU#3.
                                        Estes                   2      $      740      $    475
                                        Eaton                   2      $      760      $    475
                                        East Bay                2      $      760      $    475
                                        Fairview                2      $      740      $    475
                                        Florence                2      $      740      $    475
                                        Francis                 2      $      760      $    475
                                        Holden                  1      $      760      $    475

Single Family      Victoria Isle        Melrose                 1      $      660      $    475
                                        Mystic                  1      $      740      $    475
                                        Olympia                 1      $      645      $    475
                                        Osceola                 2      $      760      $    475
                                        Sanibel                 2      $      660      $    475
                                        Sawyer                  2      $      760      $    475

Single Family      The Retreat
                                        Augusta 44              1      $      660      $    475
                                        Augusta 55              1      $      740      $    475
                                        Grd. Cyp 44             1      $      660      $    475
                                        Grd. Cyp 54             1      $      740      $    475
                                        Gr.Cy44-21              2      $      760      $    475
                                        Gr.Cy44-32              2      $      760      $    475
                                        St. Andrews             1      $      660      $    475
                                        St. And. E p.           1      $      740      $    475
                                        Turnberry               1      $      740      $    475
                                        Turn. Ultra             1      $      660      $    475
